Exhibit 99.1
Secureworks Reports TaegisTM ARR Growth of 200%
in Connection with Second Quarter Fiscal 2022 Results

ATLANTA, Ga, Sept. 2, 2021 - Secureworks (NASDAQ: SCWX), a global leader in cybersecurity, today announced financial results for its second quarter, which ended on July 30, 2021.

Key Highlights
•Secureworks Taegis surpassed $100 million in annual recurring revenue (ARR) and ended the second quarter of fiscal 2022 with 700 customers.
•Taegis ARR grew 200 percent on a year-over-year basis and 39 percent sequentially from the first quarter of fiscal 2022.
•Raising full fiscal year 2022 Taegis guidance to at least $155 million ARR by end of fiscal year 2022.
•Secureworks was ranked the 8th best software company in the Top 100 Software Companies of 2021 by The Software Report.
“We’re proud to announce that just two years after launch, Taegis ARR has tripled year over year to surpass $100 million,” said Wendy Thomas, President and incoming CEO, Secureworks. “Providing customers with access to the detection and response capabilities, best practices, and threat research used by our experts in an easy-to-use XDR solution is resonating.”

Second Quarter Fiscal 2022 Financial Highlights
•Taegis revenue grew 160 percent from the second quarter of fiscal 2021.
•Overall revenue was $134.2 million, a decrease of 3.1 percent from the second quarter of fiscal 2021, reflective of our continued transformation.
•GAAP gross margin was 57.9 percent, compared with 56.7 percent in the same period last year. Non-GAAP gross margin was 61.1 percent compared with 59.7 percent in the second quarter of fiscal 2021.
•GAAP net loss was $11.8 million, or $0.14 per share, compared with $1.2 million, or $0.02 per share, in the prior year. Non-GAAP net income was $0.9 million, or $0.01 per share, compared with net income of $8.4 million, or $0.10 per share, in the same period last year.
•Adjusted EBITDA for the quarter was $3.6 million, compared with $13.1 million in the second quarter of fiscal 2021.
•Ended the second quarter with $197 million in cash and cash equivalents.
“Our transformation is accelerating and we’re pleased to have added $28.2 million to Taegis ARR this quarter, up 61% from the $17.5 million Taegis ARR added in the first quarter of fiscal 2022,” said Paul Parrish, Chief Financial Officer, Secureworks.

Business and Operational Highlights
•Recognized as a Leader in the IDC MarketScape: U.S. Managed Detection and Response Services 2021 Assessment (doc # US48129921, August 2021).
•Recipient of the 2021 Customer Value Leadership award by Frost & Sullivan in recognition of Taegis XDR’s excellence in delivering improved security outcomes to customers.
•Integrated Taegis VDR (Vulnerability Detection and Response) software with proprietary threat intelligence feeds from Secureworks Counter Threat Unit™ (CTU™), helping customers eliminate the latest high-risk vulnerabilities before they can be exploited.
•Named a “late stage” XDR provider in Forrester’s New Tech: Extended Detection and Response (XDR) Providers, Q3 2021, following being named a Leader in The Forrester Wave™: Managed Detection And Response, Q1 2021.

Financial Outlook
For the third quarter of fiscal 2022, the Company expects:
•Revenue of $132 to $134 million.
•GAAP net loss per share of $0.24 to $0.21 and net loss per share performance on a non-GAAP basis of $0.08 to $0.05.
Secureworks is providing the following updated guidance for full fiscal year 2022. The Company expects:

	Fiscal Year 2022 Guidance	Prior guidance
Taegis ARR	At least $155M	At least $150M
Taegis revenue	$90M to $100M	$90M to $100M
Total revenue	$535M to $540M	$540M to $550M
GAAP net income	-$61M to -$54M -73¢ to -66¢ per share	-$57M to -$48M -70¢ to -59¢ per share
Non-GAAP net income	-$11M to -$5M -13¢ to -6¢ per share	-$10M to -$3M -13¢ to -4¢ per share
Adjusted EBITDA	-$4M to $4M	-$5M to $5M
Cash from operations	$3M to $8M	Breakeven to $10M

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its second quarter fiscal 2022 results and financial guidance on Sep. 2, 2021, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at http://investors.secureworks.com. The webcast and supplemental information will be archived at the same location.

Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of each of the foregoing non-GAAP financial measures to the most directly comparable GAAP financial measure is provided below for each of the fiscal periods indicated.

Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations regarding revenue, GAAP net loss per share, and non-GAAP net loss per share for the third quarter of fiscal 2022, and revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss, non-GAAP net loss per share, Adjusted EBITDA, cash flow from operations, and annual recurring revenue and revenue for its Taegis platform for full year fiscal 2022, all of which reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors, including those relating to, among others: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the Company’s reliance on personnel with extensive information security expertise; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s recognition of revenue ratably over the terms of its Taegis SaaS applications and managed security services contracts; the Company’s long and unpredictable sales cycles; risks associated with the Company’s international sales and operations; the effect of Brexit on the Company’s operations; the Company’s exposure to fluctuations in currency exchange rates; the effect of governmental export or import controls on the Company’s business; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber attacks or other data security incidents; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; estimates or judgments relating to the Company’s critical accounting policies; the effect of natural disasters, public health issues and other catastrophic events on the Company’s ability to serve its customers, including the coronavirus (COVID-19) pandemic; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; and risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K, as well as in the Company’s other SEC filings. Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether as a result of circumstances or events that arise after the date the statements are made, new information or otherwise.

About Secureworks
Secureworks (NASDAQ: SCWX) is a global cybersecurity leader that protects customer progress with Secureworks® Taegis™, a cloud-native security analytics platform built on 20+ years of real-world threat intelligence and research, improving customers’ ability to detect advanced threats, streamline and collaborate on investigations, and automate the right actions.
www.secureworks.com

Contact Information
Investor Inquiries:
Andrew Storm
VP Investor Relations
615-210-7124
astorm@secureworks.com

Media Inquiries:
Derek Delano
Corporate Communications
617-335-9516
press@secureworks.com

(Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended		Six Months Ended
	July 30, 2021	July 31, 2020	July 30, 2021	July 31, 2020
Net revenue:
Subscription	102,426	106,259	206,496	212,616
Professional Services	31,746	32,217	67,139	67,041
Total net revenue	134,172	138,476	273,635	279,657
Cost of net revenue:
Subscription	37,058	39,989	74,730	82,455
Professional Services	19,425	19,911	38,960	40,354
Total cost of net revenue	56,483	59,900	113,690	122,809
Gross margin	77,689	78,576	159,945	156,848
Research and development	30,417	24,109	58,569	48,182
Sales and marketing	34,685	35,624	71,090	73,076
General and administrative	26,488	21,800	52,043	49,316
Total operating expenses	91,590	81,533	181,702	170,574
Operating loss	(13,901)	(2,957)	(21,757)	(13,726)
Interest and other, net	(601)	30	(1,508)	1,023
Loss before income taxes	(14,502)	(2,927)	(23,265)	(12,703)
Income tax benefit	(2,739)	(1,700)	(5,112)	(3,940)
Net loss	$(11,763)	$(1,227)	$(18,153)	$(8,763)

Loss per common share (basic and diluted)	$(0.14)	$(0.02)	$(0.22)	$(0.11)

Weighted-average common shares outstanding (basic and diluted)	82,979	81,417	82,482	81,177

Percentage of Total Net Revenue
Subscription gross margin	63.8%	62.4%	63.8%	61.2%
Professional services gross margin	38.8%	38.2%	42.0%	39.8%
Total gross margin	57.9%	56.7%	58.5%	56.1%
Research and development	22.7%	17.4%	21.4%	17.2%
Sales and marketing	25.9%	25.7%	26.0%	26.1%
General and administrative	19.7%	15.7%	19.0%	17.6%
Operating expenses	68.3%	58.9%	66.4%	61.0%
Operating loss	(10.4)%	(2.1)%	(7.9)%	(4.9)%
Loss before income taxes	(10.8)%	(2.1)%	(8.5)%	(4.5)%
Net loss	(8.8)%	(0.9)%	(6.6)%	(3.1)%
Effective tax rate	18.9%	58.1%	22.0%	31.0%
Note: Percentage growth rates are calculated based on underlying data in thousands

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	July 30, 2021	January 29, 2021
Assets:
Current assets:
Cash and cash equivalents	$196,961	$220,300
Accounts receivable, net	97,835	108,005
Inventories, net	627	560
Other current assets	17,143	17,349
Total current assets	312,566	346,214
Property and equipment, net	13,149	17,143
Operating lease right-of-use assets, net	20,085	22,330
Goodwill	426,149	425,861
Intangible assets, net	146,128	157,820
Other non-current assets	76,516	75,993
Total assets	$994,593	$1,045,361
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$15,446	$16,769
Accrued and other	76,415	109,134
Short-term deferred revenue	168,001	168,437
Total current liabilities	259,862	294,340
Long-term deferred revenue	7,418	9,590
Operating lease liabilities, non-current	19,736	22,461
Other non-current liabilities	50,059	51,189
Total liabilities	337,075	377,580
Stockholders' equity	657,518	667,781
Total liabilities and stockholders' equity	$994,593	$1,045,361

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended
	July 30, 2021	July 31, 2020
Cash flows from operating activities:
Net loss	$(18,153)	$(8,763)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	19,863	20,872
Amortization of right of use asset	2,098	2,247
Stock-based compensation expense	13,615	11,594
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	1,344	(1,242)
Income tax benefit	(5,112)	(3,940)
Other non cash impacts	—	150
Provision for doubtful accounts	448	1,314
Changes in assets and liabilities:
Accounts receivable	9,532	2,352
Net transactions with parent	(8,903)	3,822
Inventories	(67)	41
Other assets	4,418	1,444
Accounts payable	(1,293)	1,507
Deferred revenue	(2,912)	(1,784)
Operating leases, net	(2,970)	(856)
Accrued and other liabilities	(25,185)	(22,735)
Net cash used in operating activities	(13,277)	6,023
Cash flows from investing activities:
Software development costs	(3,218)	—
Capital expenditures	(1,033)	(1,709)
Net cash used in investing activities	(4,251)	(1,709)
Cash flows from financing activities:
Proceeds from stock option exercises	4,134	—
Taxes paid on vested restricted shares	(9,945)	(4,658)
Net cash used in financing activities	(5,811)	(4,658)
Net decrease in cash and cash equivalents	(23,339)	(344)
Cash and cash equivalents at beginning of the period	220,300	181,838
Cash and cash equivalents at end of the period	$196,961	$181,494

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of the Company’s reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented below. The Company encourages investors to review its GAAP results in conjunction with the presentation of non-GAAP financial measures.
The following is a summary of the items excluded from the most comparable GAAP financial measures to calculate our non-GAAP financial measures:
•Amortization of Intangible Assets. Amortization of intangible assets consists of amortization of customer relationships and acquired technology. In connection with the acquisition of Dell by Dell Technologies in fiscal 2014 and our acquisition of Delve Laboratories, Inc. in fiscal 2021, all of our tangible and intangible assets and liabilities were accounted for and recognized at fair value on the transaction date. Accordingly, amortization of intangible assets consists of amortization associated with intangible assets recognized in connection with each such transaction.
•Stock-based Compensation Expense. Non-cash stock-based compensation expense relates to both the Dell Technologies and Secureworks equity plans. We exclude such expense when assessing the effectiveness of our operating performance since stock-based compensation does not necessarily correlate with the underlying operating performance of the business.
•Aggregate Adjustment for Income Taxes. The aggregate adjustment for income taxes is the estimated combined income tax effect for the adjustments mentioned above. The tax effects are determined based on the tax jurisdictions where the above items were incurred.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Six Months Ended
	July 30, 2021	July 31, 2020	July 30, 2021	July 31, 2020
GAAP net revenue	$134,172	$138,476	$273,635	$279,657
GAAP subscription cost of revenue	$37,058	$39,989	$74,730	82,455
Amortization of intangibles	(4,044)	(3,648)	(7,863)	(7,108)
Stock-based compensation expense	(15)	(219)	(117)	(448)
Non-GAAP subscription cost of revenue	$32,999	$36,122	$66,750	$74,899
GAAP professional services cost of revenue	$19,425	$19,911	$38,960	$40,354
Stock-based compensation expense	$(176)	$(179)	$(372)	$(304)
Non-GAAP professional services cost of revenue	$19,249	$19,732	$38,588	$40,050
GAAP gross margin	$77,689	$78,576	$159,945	$156,848
Amortization of intangibles	4,044	3,648	7,863	7,108
Stock-based compensation expense	190	398	489	753
Non-GAAP gross margin	$81,923	$82,622	$168,297	$164,709
GAAP research and development expenses	$30,417	$24,109	$58,569	$48,182
Stock-based compensation expense	(1,542)	(1,097)	(2,640)	(2,388)
Non-GAAP research and development expenses	$28,875	$23,012	$55,929	$45,794
GAAP sales and marketing expenses	$34,685	$35,624	$71,090	$73,076
Stock-based compensation expense	(1,016)	(882)	(1,748)	(1,623)
Non-GAAP sales and marketing expenses	$33,669	$34,742	$69,342	$71,453
GAAP general and administrative expenses	$26,488	$21,800	$52,043	$49,316
Amortization of intangibles	(3,523)	(3,524)	(7,047)	(7,047)
Stock-based compensation expense	(4,832)	(3,330)	(8,738)	(6,830)
Non-GAAP general and administrative expenses	$18,133	$14,946	$36,258	$35,439
GAAP operating loss	$(13,901)	$(2,957)	$(21,757)	$(13,726)
Amortization of intangibles	7,567	7,172	14,910	14,155
Stock-based compensation expense	7,580	5,707	13,615	11,594
Non-GAAP operating income (loss)	$1,246	$9,922	$6,768	$12,023
GAAP net loss	$(11,763)	$(1,227)	$(18,153)	$(8,763)
Amortization of intangibles	7,567	7,172	14,910	14,155
Stock-based compensation expense	7,580	5,707	13,615	11,594
Aggregate adjustment for income taxes	(2,463)	(3,278)	(5,460)	(6,081)
Non-GAAP net income (loss)	$921	$8,374	$4,912	$10,905
GAAP loss per share	$(0.14)	$(0.02)	$(0.22)	$(0.11)
Amortization of intangibles	0.09	0.08	0.18	0.17
Stock-based compensation expense	0.09	0.07	0.16	0.14
Aggregate adjustment for income taxes	(0.03)	(0.04)	(0.07)	(0.07)
Non-GAAP earnings (loss) per share *	$0.01	$0.10	$0.06	$0.13
* Sum of reconciling items may differ from total due to rounding of individual components
GAAP net loss	$(11,763)	$(1,227)	$(18,153)	$(8,763)
Interest and other, net	601	(30)	1,508	(1,023)
Income tax benefit	(2,739)	(1,700)	(5,112)	(3,940)
Depreciation and amortization	9,945	10,386	19,863	20,872
Stock-based compensation expense	7,580	5,707	13,615	11,594
Adjusted EBITDA	$3,624	$13,136	$11,721	$18,740

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
Percentage of Total Net Revenue	July 30, 2021	July 31, 2020	July 30, 2021	July 31, 2020

GAAP gross margin	57.9%	56.7%	58.5%	56.1%
Non-GAAP adjustment	3.2%	3.0%	3.0%	2.8%
Non-GAAP gross margin	61.1%	59.7%	61.5%	58.9%

GAAP research and development expenses	22.7%	17.4%	21.4%	17.2%
Non-GAAP adjustment	(1.2)%	(0.8)%	(1.0)%	(0.8)%
Non-GAAP research and development expenses	21.5%	16.6%	20.4%	16.4%

GAAP sales and marketing expenses	25.9%	25.7%	26.0%	26.1%
Non-GAAP adjustment	(0.8)%	(0.6)%	(0.7)%	(0.5)%
Non-GAAP sales and marketing expenses	25.1%	25.1%	25.3%	25.6%

GAAP general and administrative expenses	19.7%	15.7%	19.0%	17.6%
Non-GAAP adjustment	(6.2)%	(4.9)%	(5.7)%	(4.9)%
Non-GAAP general and administrative expenses	13.5%	10.8%	13.3%	12.7%

GAAP operating loss	(10.4)%	(2.1)%	(7.9)%	(4.9)%
Non-GAAP adjustment	11.4%	9.3%	10.4%	9.2%
Non-GAAP operating income (loss)	1.0%	7.2%	2.5%	4.3%

GAAP net loss	(8.8)%	(0.9)%	(6.6)%	(3.1)%
Non-GAAP adjustment	9.5%	6.9%	8.4%	7.0%
Non-GAAP net income (loss)	0.7%	6.0%	1.8%	3.9%

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in millions, except per share data)
(unaudited)

	Three Months Ending		Fiscal Year Ending
	October 29, 2021		January 28, 2022
	Low End of Guidance	High End of Guidance	Low End of Guidance	High End of Guidance
GAAP and non-GAAP net revenue	$132	$134	$535	$540

GAAP net loss	$(20)	$(18)	$(61)	$(54)
Amortization of intangibles	8	8	30	30
Stock-based compensation expense	10	10	33	33
Aggregate adjustment for income taxes	(4)	(4)	(14)	(14)
Non-GAAP net (loss)*	$(7)	$(4)	$(11)	$(5)

GAAP net loss per share	$(0.24)	$(0.21)	$(0.73)	$(0.66)
Amortization of intangibles	0.09	0.09	0.36	0.36
Stock-based compensation expense	0.13	0.13	0.40	0.40
Aggregate adjustment for income taxes	(0.05)	(0.05)	(0.16)	(0.17)
Non-GAAP net (loss) per share*	$(0.08)	$(0.05)	$(0.13)	$(0.06)

GAAP net loss			$(61)	$(54)
Interest and other, net			2	2
Income tax benefit			(18)	(16)
Depreciation and amortization			39	39
Stock-based compensation expense			33	33
Adjusted EBITDA*			$(4)	$4

Other Items
Effective tax rate				22%
Weighted average shares outstanding (in millions)				82.9
Cash flow from operations			$3 to $8
Capital expenditures				$7 to $10
* Sum of reconciling items may differ from total due to rounding of individual components
Sum of quarterly guidance may differ from full year guidance due to rounding